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                    U.S. SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, D.C.

                                   FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                 April 14, 1997
                 ------------------------------------------------
                 Date of Report (date of earliest event reported)

                          DATALINK SYSTEMS CORPORATION
               ----------------------------------------------------
               Exact name of Registrant as Specified in its Charter

         Nevada                   0-21069                 35-3574355
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State or Other Jurisdiction    Commission File    IRS Employer Identification
     of Incorporation              Number                   Number

          2105 Hamilton Avenue, Suite 240, San Jose, California  95125
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           Address of Principal Executive Offices, Including Zip Code

                                (408) 558-0800
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               Registrant's Telephone Number, Including Area Code

ITEM 5.  OTHER EVENTS.

     On April 14, 1997, the Company mistakenly filed a preliminary Information Statement relating to a shareholder meeting which was being considered for the purpose of giving to the Company's Board of Directors the discretion to adopt a reverse split sometime in the future.

     The Company has decided to withdraw the preliminary Information Statement and is filing this Form 8-K to report such withdrawal. The Company has no plans for a reverse split at this time.

                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      DATALINK SYSTEMS CORPORATION

Dated: April 17, 1997                 By/s/ Anthony LaPine
                                         Anthony LaPine, President